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                                                                   EXHIBIT 10.96

                               FIRST AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                              (WAREHOUSE FACILITY)


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (WAREHOUSE FACILITY) (the "AMENDMENT"), dated as of November 30, 1999, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "AGENT"), DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "BORROWER" and collectively, the "BORROWERS"), with reference to the Amended and Restated Credit Agreement (Warehouse Facility), dated as of June 25, 1999, between the Borrowers, the Agent and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Amendments to Credit Agreement.

         (a)      The definition of "ADJUSTED  TANGIBLE NET WORTH" set forth in
Section 1.1 of the Credit Agreement shall be deleted in its entirety.

         (b) The definition of "BOOK NET WORTH" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety, all references to "Book Net Worth" in the Credit Agreement shall be deemed to be references to "Book
Net Worth" in the Credit Agreement shall be deemed to be references to "Tangible Book Net Worth", and the following definition shall be added to
Section 1.1 of the Credit Agreement immediately following the definition of "TAKE-OUT COMMITMENT":

                  ""TANGIBLE BOOK NET WORTH" shall mean (a) the net worth, determined in accordance with GAAP consistently applied, of DFC on a consolidated basis, less (b) the sum of (i) all investments in, advances to and retained earnings of the Non-Mortgage Banking Subsidiaries, and (ii) all other assets that would be classified as intangible assets under GAAP, including goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises, deferred charges (including unamortized debt discount and expense, organization and acquisition costs and research and product development costs)."

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         (c)      The following definition shall be added to Section 1.1 of the
         Credit Agreement immediately following the definition of "MULTIEMPLOYER PLAN":

                           ""NON-MORTGAGE BANKING SUBSIDIARIES" shall mean the
                  following Subsidiaries of DFC: (i) Doral Bank, (ii) Doral Securities Inc., (iii) Doral Bank FSB, (iv) Doral Capital, Inc., (v) Doral Properties, Inc., (vi) Doral Money, Inc., and
                  (vii) any other Subsidiary that is not primarily engaged in the business of mortgage banking as reasonably determined by the Agent."

         (d)      The definition of "TOTAL  LIABILITIES" set forth in Section
         1.1 of the Credit Agreement shall be amended to read as follows:

                  ""TOTAL LIABILITIES" shall mean (a) the sum of (i) the aggregate amount of all liabilities of each Borrower and each of its consolidated Subsidiaries (other than the Non-Mortgage Banking Subsidiaries) determined in accordance with GAAP, consistently applied, other than Permitted Subordinated Indebtedness, and (ii) all indebtedness and liabilities of Non-Mortgage Banking Subsidiaries assumed or guaranteed by each Borrower and each of its consolidated Subsidiaries (other than the Non-Mortgage Banking Subsidiaries), or secured by any Lien upon property owned by any such Person, whether or not such indebtedness is assumed, or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), including contingent reimbursement obligations of such Person under undrawn letters of credit, whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise, less (b) the sum of (i) the aggregate amount of intercompany payables owing from one Borrower to the other Borrower, (ii) the aggregate amount of intercompany payables owing by either Borrower to Doral Securities, Inc. and (iii) an amount not exceeding $45,000,000 in indebtedness owing by Doral Properties, Inc. guaranteed by DFC relating to an industrial revenue bond financing issued to finance DFC's new corporate headquarters and related facilities."

         (e) Section 4.8 of the Credit Agreement shall be amended to read as follows:

                  "SECTION 4.8      SUBSIDIARIES.

                                    As of November 30, 1999, DFC has no
                  Subsidiaries other than (i) DMC, (ii) Doral Bank, (iii) Centro Hipotecario de Puerto Rico, Inc., (iv) Doral Properties, Inc., (v) Doral Securities, Inc., (vi) Doral Bank FSB, (vii) Doral Money, Inc., (viii) Doral Capital, Inc., and
                  (ix) SANA Mortgage Bankers. DFC owns, directly or through another Subsidiary of DFC, one hundred percent (100%) of the stock of each such Subsidiary, and all of the stock of each such Subsidiary has been duly issued and is fully paid and nonassessable. DMC has no Subsidiaries as of November 30, 1999 other than SANA Mortgage Bankers."

         (f) Section 5.3(a) of the Credit Agreement shall be deleted in its entirety.
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         (g)      Section 5.3(b) of the Credit Agreement shall be amended to read as follows:

                  "(b)     Tangible Book Net Worth. Permit Tangible Book Net
                  Worth at any time to be less than $200,000,000."

         (h) Section 5.3(c) of the Credit Agreement shall be amended to read as follows:

                  "(c)     Tangible Book Net Worth Leverage. Permit the ratio of
                  Total Liabilities to Tangible Book Net Worth at any time to exceed 11.0:1.0."

         (i) Section 5.3 of the Credit Agreement shall be amended by adding the following paragraph immediately following Section 5.3(d):

                  "The determination of compliance with all covenants set forth in this Section 5.3 shall be based upon the quarterly financial statements delivered to the Agent as contemplated in Section 5.1(a)(ii) for the mortgage banking operations of DFC and its consolidated Subsidiaries (which for greater certainty shall include the financial results of DMC, SANA Mortgage Bankers, and Centro Hipotecario de Puerto Rico, Inc., and shall exclude the financial results of the Non-Mortgage Banking Subsidiaries."

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Agent of counterparts of this Amendment, duly executed and delivered by the parties hereto.

         Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Miscellaneous. Except as expressly amended hereby, none of the terms, covenants and conditions contained in the Credit Agreement and the other Loan Documents shall be amended or waived, and all such terms, covenants and conditions shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                        DORAL FINANCIAL CORPORATION,
                        as a Borrower

                        By: /s/ Mario S. Levis
                           --------------------------------------------------
                           Name:  Mario S. Levis
                           Title: Executive Vice President and Treasurer


                        DORAL MORTGAGE CORPORATION,
                        as a Borrower

                        By: /s/ Mario S. Levis
                           --------------------------------------------------
                           Name:  Mario S. Levis
                           Title: Executive Vice President


                        BANKERS TRUST COMPANY,
                        as Agent and as a Lender

                        By: /s/ Kevin M. McCann
                           --------------------------------------------------
                           Name:  Kevin M. McCann
                           Title: Managing Director


                        FIRST UNION NATIONAL BANK,
                        as a Lender

                        By: /s/ R. Steven Hall
                           --------------------------------------------------
                           Name:  R. Steven Hall
                           Title: Vice President


                        BANKBOSTON, N.A., as a Lender

                        By: /s/ Paul A. Chmielinski
                           --------------------------------------------------
                           Name:  Paul A. Chmielinski
                           Title: Vice President

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                        THE BANK OF NEW YORK,
                        as a Lender

                        By:
                           --------------------------------------------------
                        Name:
                             ------------------------------------------------
                        Title:
                              -----------------------------------------------


                        NATIONAL CITY BANK OF KENTUCKY,
                        as a Lender

                        By: /s/ Robert J. Ogburn
                           --------------------------------------------------
                           Name:  Robert J. Ogburn
                           Title: Senior Vice President


                        CREDIT LYONNAIS, NEW YORK BRANCH,
                        as a Lender

                        By: /s/ W. Jay Buckley
                           --------------------------------------------------
                           Name:  W. Jay Buckley
                           Title: Vice President



                        HIBERNIA NATIONAL BANK,
                        as a Lender

                        By: /s/ Stephanie F. Tyner
                           --------------------------------------------------
                           Name:  Stephanie F. Tyner
                           Title: Vice President



                        COLONIAL BANK,
                        as a Lender

                        By: /s/ Catherine L. Kissick
                           --------------------------------------------------
                           Name:  Catherine L. Kissick
                           Title: Senior Vice President/Director